UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 16, 2006.

LIFE PARTNERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State of incorporation)

0-7900 (Commission File Number)	74-2962475 (I.R.S. Employer ID no.)

204 Woodhew Waco, Texas (Address of Principal Executive Offices)	76712 (Zip Code)

Issuer’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 16, 2006, Life Partners Holdings, Inc. (“Life Partners”) issued a press release announcing its second quarter financial results, a copy of which is attached as an exhibit to this report.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On October 19, 2006, Life Partners issued a press release announcing the death of Lt. General (retired) Harry Goodall, an independent director and member of the Audit Committee, and receipt of a deficiency letter from Nasdaq addressing the effect of Gen. Goodall’s death on the company’s listing compliance. A copy of the release is attached as an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 19, 2006

Life Partners Holdings, Inc.

	By:	/s/ Nina Piper
Nina Piper
Principal Accounting Officer

EXHIBIT INDEX

DESCRIPTION OF EXHIBIT

Number	Description	Page
99.1	Press release dated October 16, 2006	4
99.2	Press release dated October 19, 2006	8